UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 22, 2025

TEN Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42515	99-1291725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1170 Wheeler Way
Langhorne, PA	19047
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:	1.800.909.9598

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	XHLD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Stock Purchase Agreements

On December 22, 2025, TEN Holdings, Inc. (the “Company”) entered into Stock Purchase Agreements (the “Purchase Agreements”) with each of the purchasers named therein (together, the “Investors”), pursuant to which the Company issued, or will issue, an aggregate of 991,000 shares of the Company’s common stock, par value $0.0001 per share (the “Shares”), for gross proceeds of approximately $2.25 million. The Shares were, or will be, issued in a private placement exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

The Purchase Agreements include certain customary representations, warranties and covenants with respect to the Company and the Investors. The representations, warranties and covenants contained in the Purchase Agreements were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties therein, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the form of Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreements, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission (the “SEC”).

The foregoing description of the Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Registration Rights Agreement

On December 22, 2025, in connection with the Purchase Agreements, the Company also entered into a registration rights agreement with the Investors (the “Registration Rights Agreement”), requiring the Company to register for resale the Shares by filing with the SEC a resale registration statement under the Securities Act within ten days following the date of completion of the audit of the Company’s financial statement for the fiscal year ending December 31, 2025.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Shares were, or will be, issued to the Investors in a private placement pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation S promulgated thereunder.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2025, the Company entered into an employment agreement with Randolph Wilson Jones III, the Company’s Chief Executive Officer (the “CEO Agreement”) and an amended and restated employment agreement with Virgilio D. Torres, the Company’s Chief Financial Officer (the “CFO Agreement” and together with the CEO Agreement, the “Agreements”).

Pursuant to the CEO Agreement, Mr. Jones will continue to receive an annual cash salary of $300,000 per year and shall be eligible to receive an annual cash bonus up to $200,000, subject to achievement of both individual and Company performance targets as determined by the Company’s Board of Directors. Mr. Jones will also be eligible to receive equity awards in the discretion of the Board, and to participate in the Company’s standard employee benefits.

Pursuant to the Agreements, each of Mr. Jones and Mr. Torres will be eligible to receive certain severance benefits in the event of termination of the executive by the Company without Cause or by Mr. Jones or Mr. Torres, as the case may be, for Good Reason within 6 months prior to, or 12 months following, a Change in Control (as such terms are defined in the Agreements) (a “Change in Control Termination”). In the event of a Change in Control Termination, each of Mr. Jones and Mr. Torres will be eligible to receive lump sum payment equal to 12 months of the executive’s then current base salary and accelerated vesting of all outstanding unvested stock options then held by the executive.

Except with respect to the addition of the severance benefits in the event of termination in connection with a Change in Control as described above, the CFO Agreement is otherwise on substantially the same terms and conditions as previously disclosed.

The foregoing descriptions of the CEO Agreement and the CFO Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as Exhibit 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.02.

Item 7.01 Regulation FD Disclosure.

On December 29, 2025, the Company issued a press release related to the transactions described in Item 1.01, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information furnished on this report under this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished or filed with this report, as applicable:

Exhibit No.	Description
10.1	Form of Stock Purchase Agreement, dated December 22, 2025.
10.2	Registration Rights Agreement, dated December 22, 2025, by and among TEN Holdings, Inc. and the Purchasers named therein.
10.3	Employment Agreement, dated December 22, 2025, by and between TEN Holdings, Inc. and Randolph Wilson Jones III.
10.4	Amended and Restated Employment Agreement, dated December 22, 2025, by and between TEN Holdings, Inc. and Virgilio D. Torres.
99.1	Press Release, dated December 29, 2025.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEN HOLDINGS, INC.

Date: December 29, 2025	By:	/s/ Randolph Wilson Jones III
Randolph Wilson Jones III
Chief Executive Officer and Director